FENIMORE ASSET MANAGEMENT TRUST

FAM Value Fund

Advisor Share Class

(FFCVX)

FAM Equity-Income Fund

Advisor Share Class

(FFCEX)

Supplement dated August 31, 2012

to the Prospectus, the Summary Prospectus and the Statement of Additional Information

dated May 1, 2012

Matters With Respect to the Advisor Share Class of Each of the Funds:

The  Board  of  Trustees  of  Fenimore  Asset  Management  Trust  has  approved  the  termination  of  the

Advisor Class shares of the FAM Value Fund and FAM Equity-Income Fund (each a “Fund” and,

collectively, the “Funds”) and the redesignation of all outstanding Advisor Class shares of each of

the  Funds  into  Investor  Class  shares  of  each  respective  Fund  (the  “Conversion”).   As  a  result  of

the Conversion, effective as of the close of business on August 31, 2012 (the “Conversion Date”),

each  outstanding  Advisor  Class  share  will  be  redesignated  as  Investor  Class  shares  of  the  same

Fund  having  an  aggregate  net  asset  value  equal  to  the  aggregate  net  asset  value  of  the  Advisor

Class shares owned at the time of such Conversion.

No  redemption  fees  or  sales  charges  will  be  imposed  in  connection  with  the  Conversion.   It  is

anticipated that the Conversion will be tax-free for federal income tax purposes, which means that

Advisor  Class  shareholders  will  not  have  a  taxable  gain  or  loss  in  connection  with  the  conversion of their Advisor Class shares into Investor Class shares.

Effective  after  August  31,  2012,  Advisor  Class  shares  of  the  Funds  will  no  longer  be  offered  for sale.

Investors should retain this supplement for future reference.

17470884.1.BUSINESS